UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia 23669
(Address of principal executive offices)  (Zip Code)

(757) 728-1200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2024, Paul M. Pickett notified Old Point Financial Corporation (the “Company”) of his decision to resign as Chief Financial Officer & Senior Vice President/Finance and principal financial and accounting officer of the Company and as Chief Financial Officer & Executive Vice President of The Old Point National Bank of Phoebus (the “Bank”), the Company’s wholly owned national bank subsidiary.  Mr. Pickett is expected to remain with the Company until July 26, 2024, to assist in the transition of his responsibilities.  Mr. Pickett’s resignation is not the result of any disagreement with the Company or Bank on any matter relating to the Company’s or Bank’s operations, policies, practices, financial disclosures, accounting practices or internal controls. Mr. Pickett’s resignation does not entitle him to additional compensation other than what he is entitled to under the Company’s existing plans.

Cathy W. Liles, age 59, the Company’s Chief Accounting Officer & Senior Vice President, has been named Interim Chief Financial Officer. Previously, Ms. Liles served as Senior Vice President and Chief Accounting Officer at American National Bankshares Inc. from 2016 to 2024. Ms. Liles served as the Chief Financial Officer for Carter Bank & Trust from 2013 to 2015, and prior to that, as a partner in the accounting firm Forvis LLP (previously named Dixon Hughes Goodman). She is a Certified Public Accountant and an alumna of Belmont Abbey College.

Ms. Liles’ compensation is not changing in connection with this interim appointment. There are no arrangements or understandings between Ms. Liles and any other person pursuant to which she was appointed, nor are there are any family relationships between Ms. Liles and any of the Company’s directors or executive officers. Ms. Liles does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company will be conducting a search for a new Chief Financial Officer. The Company thanks Mr. Pickett for his dedication and contributions to the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: July 16, 2024
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer